UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-40563	90-1505893
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices)

(855) 931 1500

(Registrant’s telephone number, including area code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Common Stock Purchase Warrants	RCRT RCRTW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements with Named Executive Officers

On September 13, 2021, the Compensation Committee of the board of directors (the “Compensation Committee”) of Recruiter.com Group, Inc. (“Recruiter.com”), approved new employment agreements that Recruiter.com, and its subsidiary Recrutier.com Recruiting Solutions, LLC (collectively with Recruiter.com, the “Company”), had entered into with Evan Sohn (the Company’s Chief Executive Officer), Miles Jennings (the Company’s President and Chief Operating Officer), Judy Krandel (the Company’s Chief Financial Officer), and Mr. Ashley Saddul (the Company’s Chief Web Officer). Summarized below are the material terms of those employment agreements. The employment agreements did not take effect until the Compensation Committee approved them.

Employment Agreement with Evan Sohn

Pursuant to the employment agreement with Mr. Sohn, he will continue to serve as the Chief Executive Officer of the Company through December 31, 2023.

Under his new employment agreement, Mr. Sohn’s compensation will consist of the following consideration:

•	An annual base salary of $200,000;
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Performance-based cash bonus of up to 150% of the annual base salary, subject to achievement of Company’s profitability and revenue criteria as well as individual metrics, as determined by the Compensation Committee;

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Performance-based equity awards of up to seven hundred thousand (700,000) restricted stock units (“Target RSUs”), which a percentage of the Target RSUs to be granted subject to attainment of certain performance criteria tied to the volume weighted average price of Recruiter.com’s stock. Target RSUs that are awarded, will vest, if at all, over a period of twenty-four (24) months commencing on the date on which the applicable Target RSUs are granted, in equal monthly increments, provided that Mr. Sohn remains employed by the Company on the vesting dates;

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One-time long-term equity award of one hundred thousand (100,000) employee stock options of the Company pursuant to its 2017 Equity Incentive Plan (the “Plan”), which stock options shall vest over twenty-four (24) months in equal monthly increments and have a strike price equal to the ten (10) trading day volume weighted average price prior to the date on which the stock options are granted;

•	Reimbursement or advances of reasonable expenses incurred in connection with employment;
•	Eligibility to participate in health and welfare plans and programs maintained by the Company; and
•	Four weeks annual vacation leave.

If Mr. Sohn’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Sohn for “good reason” (as defined in the agreement), the Company will provide him with the following benefits and rights: (a) accrued but unpaid base salary for services rendered to the date of termination; (b) accrued but unpaid expenses required to be reimbursed under the employment agreement; (c) severance payment equal to twelve (12) months of base salary, plus an amount equal to the prior calendar year’s declared bonus amount (the “Severance Payment”); (d) eligibility of up to one year from the date of termination to exercise all such previously granted options, provided that in no event shall any option be exercisable beyond its term, and (e) equity awards previously granted to Mr. Sohn under the Plan or similar plan shall thereupon become fully vested, including the Target RSUs granted.

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The Severance Payment is subject to Mr. Sohn’s execution of an Agreement and General Release (as defined in the employment agreement) which releases the Company or any of its affiliates from any liability under the employment agreement or related to Mr. Sohn’s employment with the Company or termination therefrom.

The agreement provides that Mr. Sohn is subject to certain restrictive covenants regarding competition, solicitation, confidentiality and disparagement. The non-competition and non-solicitation covenants apply during the one-year period following termination of employment. The non-disparagement covenant applies during the term of the agreement and at all times thereafter. The confidentiality covenant applies during the term of the agreement and for the two-year period following termination of employment.

The foregoing description of Mr. Sohn’s employment agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to Mr. Sohn’s employment agreement filed as Exhibit 10.1 to this report and incorporated by reference herein.

Employment Agreement with Miles Jennings

Pursuant to the employment agreement with Mr. Jennings, he will continue to serve as the President and Chief Operating Officer of the Company through December 31, 2023. Mr. Jennings’ employment agreement is substantially similar to Mr. Sohn’s employment agreement, with the same base salary and one-time long-term equity award, however, Mr. Jennings’ performance-based cash bonus is up to 75% of the annual base salary and his performance-based equity award is up to three hundred and fifty thousand (350,000) restricted stock units.

The foregoing description of Mr. Jennings’ employment agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to Mr. Jennings’ employment agreement filed as Exhibit 10.2 to this report and incorporated by reference herein.

Employment Agreement with Judy Krandel

Pursuant to the employment agreement with Ms. Krandel, she will continue to serve as the Chief Financial Officer of the Company. During the employment period, Ms. Krandel’s employment with the Company is at-will and may be terminated by either the Company or Ms. Krandel at any time, and for any reason.

Under her new employment agreement, Ms. Krandel’s compensation will be as follows:

•	An annual base salary of $200,000;
•	Performance-based bonus of up to $50,000 per year, paid quarterly, subject to attainment of certain financial and performance criteria by Recruiter.com;
•	Matching 401K;
•	Reimbursement for approved “out-of-pocket” expenses incurred in connection with employment;
•	Eligibility to participate in health and welfare plans and programs maintained by the Company; and
•	Four weeks annual vacation leave.

In the event of termination of her employment, Ms. Krandel shall be entitled only to earned but unpaid compensation in accordance with her employment agreement. In addition, pursuant to Ms. Krandel’s employment agreement, in the event the Company terminates the employment, Ms. Krandel shall be entitled to receive continuing payments of her base salary as in effect of the date of the termination during the period beginning with her termination through the three-month period following of such termination (the “Termination Severance”). Under the agreement, the Termination Severance shall be Ms. Krandel’s exclusive remedy for termination by the Company.

The Agreement provides that Ms. Krandel will be subject to certain restrictive covenants regarding solicitation, confidentiality and disparagement. The non-solicitation covenant applies during the two-year period following termination of employment. The non-disparagement covenant applies during the term of the Agreement and at all times thereafter. The confidentiality covenant applies during the term of the Agreement and for the two-year period following termination of employment.

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The foregoing description of the agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to Ms. Krandel’s employment agreement filed as Exhibit 10.3 to this report and incorporated by reference herein.

Employment Agreement with Ashley Saddul

Pursuant to the employment agreement with Mr. Saddul, he will continue to serve as the Chief Web Officer of the Company. During the employment period, Mr. Saddul’s employment with the Company is at-will and may be terminated by either the Company or Mr. Saddul at any time, and for any reason.

Under his new employment agreement, Mr. Saddul’s compensation will be as follows:

•	An annual base salary of $180,000;
•	Performance-based bonus of up to $18,000 per year, paid quarterly, subject to attainment of certain financial and performance criteria by Recruiter.com;
•	Performance-based cash award, subject to achievement of certain Company’s targets;
•	One-time long-term equity award of fifty thousand (50,000) stock options of the Recruiter.com, which stock options shall vest over forty-eight (48) months;
•	Matching 401K;
•	Reimbursement for approved “out-of-pocket” expenses incurred in connection with employment;
•	Eligibility to participate in health and welfare plans and programs maintained by the Company; and
•	Four weeks annual vacation leave.

In the event of termination of his employment, Mr. Saddul shall only be entitled to earned but unpaid compensation in accordance with his employment agreement.

The employment agreement with Mr. Saddul has substantially similar restrictive covenants regarding solicitation, confidentiality and disparagement as are in Ms. Krandel’s employment agreement. The non-solicitation covenant applies during the two-year period following termination of employment. The non-disparagement covenant applies during the term of the Agreement and at all times thereafter. The confidentiality covenant applies during the term of the Agreement and for the two-year period following termination of employment.

The foregoing description of the agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to Mr. Saddul’s employment agreement filed as Exhibit 10.4 to this report and incorporated by reference herein.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement, by and among Recruiter.com Group, Inc., and Mr. Evan Sohn.
10.2	Employment Agreement, by and among Recruiter.com Group, Inc., and Mr. Miles Jennings.
10.3	Employment Agreement, by and among Recruiter.com Recruiting Solutions, LLC, and Ms. Judy Krandel.
10.4	Employment Agreement, by and among Recruiter.com Recruiting Solutions, LLC, and Mr. Ashley Saddul.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECRUITER.COM GROUP, INC.

Dated: September 17, 2021	By:	/s/ Evan Sohn
Evan Sohn Chief Executive Officer

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